UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2021

Crinetics Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38583	26-3744114
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10222 Barnes Canyon Road, Bldg #2

San Diego, California 92121

(858) 450-6464

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	CRNX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01 Other Events.

On November 8, 2021, Crinetics Pharmaceuticals, Inc. (the “Company” or “Crinetics”) announced that new data from ACROBAT Advance, the ongoing open label extension (OLE) trial of paltusotine in patients with acromegaly, will be featured in a poster presentation at the annual Society for Endocrinology BES congress in Edinburgh, Scotland. Patients who completed either of the Phase 2 ACROBAT Edge or Evolve studies including a 4-week washout period were eligible to enroll in Advance.

ACROBAT Edge and Evolve were two separate Phase 2 studies that enrolled a broad cross section of acromegaly patients, including those who were biochemically controlled (defined by IGF-1 ≤1.0x upper limit of normal [ULN]) on an injected somatostatin receptor ligand (SRL), as well as those who were uncontrolled (defined by IGF-1 >1.0x ULN) on treatment regimens that included an SRL. Through August 31, 2021, 84% (41/49) of eligible ACROBAT participants had opted to continue into the Advance OLE.

As of August 31, 2021, 23 of the 41 Advance participants had completed 51 weeks of treatment with only four participants discontinuing from the study. Treatment with paltusotine resulted in median serum insulin-like growth factor-1 (IGF-1) levels that were lower than those observed in the washout (untreated) period in the parent studies and were then stably maintained at levels achieved on prior SRL therapy for up to 51 weeks. This was true for patients with controlled or uncontrolled IGF-1 at baseline while treated with injected SRLs. Results also showed that paltusotine was generally well tolerated.

About Acromegaly

Acromegaly is a serious disease generally caused by a pituitary adenoma, a benign tumor in the pituitary that secretes growth hormone (GH). Excess GH secretion causes excess secretion of IGF-1 from the liver. Together, excess of these hormones leads to the symptoms of acromegaly, including abnormal growth of hands and feet, alteration of facial features, arthritis, carpal tunnel syndrome, joint aches, deepening of voice due to enlarged vocal cords, fatigue, sleep apnea, enlargement of heart, liver and other organs, and changes in glucose and lipid metabolism.

Surgical removal of pituitary adenomas, if possible, is the preferred initial treatment for most acromegaly patients. Pharmacological treatments are used for patients who are not candidates for surgery, or when surgery is unsuccessful in achieving treatment goals. Approximately 50% of patients with acromegaly prove to be candidates for pharmacological treatment. Long-acting somatostatin-receptor ligands (SRLs) are the most common initial pharmacologic treatment; however, these drugs require monthly depot injections with large gauge needles that are commonly associated with pain, injection site reactions, and increased burden of therapy on the lives of patients.

About Paltusotine

Paltusotine is an investigational, orally available nonpeptide agonist that is highly selective for the somatostatin receptor type 2 (SST2). It was designed by the Crinetics discovery team to provide a once-daily option for patients with acromegaly and neuroendocrine tumors. A previously completed Phase 1 trial of paltusotine showed clinical proof of concept by providing evidence of potent suppression of the growth hormone axis in healthy volunteers. In Phase 2 trials, paltusotine maintained IGF-1 levels in acromegaly patients who switched from injectable depot medications to once-daily oral paltusotine. IGF-1 is the primary biomarker endocrinologists use to manage their acromegaly patients.

About Crinetics Pharmaceuticals

Crinetics Pharmaceuticals is a clinical stage pharmaceutical company focused on the discovery, development, and commercialization of novel therapeutics for rare endocrine diseases and endocrine-related tumors. The company’s lead product candidate, paltusotine (formerly CRN00808), is an investigational, oral, selective nonpeptide somatostatin receptor type 2 biased agonist for the treatment of acromegaly, an orphan disease affecting more than 26,000 people in the United States. A Phase 3 clinical program in acromegaly with paltusotine is underway. Crinetics also plans to advance paltusotine into a Phase 2 trial for the treatment of carcinoid syndrome associated with neuroendocrine tumors. The company is also developing CRN04777, an investigational, oral, nonpeptide somatostatin receptor type 5 (SST5) agonist for congenital hyperinsulinism, as well as CRN04894, an investigational, oral, nonpeptide ACTH antagonist for the treatment of Cushing’s disease, congenital adrenal hyperplasia and other diseases of excess ACTH. All of the company’s drug candidates are new chemical entities resulting from in-house drug discovery efforts and are wholly owned by the company.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this press release are forward-looking statements, including statements regarding the therapeutic potential and clinical benefits of paltusotine, CRN04777 and CRN04894. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,”

“predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions, including the risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the public offering, the risks and uncertainties inherent in Crinetics’ business, including the risks and uncertainties described in the company’s periodic filings with the SEC. The events and circumstances reflected in the company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Additional information on risks facing Crinetics can be found under the heading “Risk Factors” in Crinetics’ periodic reports, including its annual report on Form 10-K for the year ended December 31, 2020, and in the preliminary prospectus supplement related to the offering filed with the SEC. Except as required by applicable law, Crinetics does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2021	Crinetics Pharmaceuticals, Inc.

/s/ R. Scott Struthers, Ph.D.
R. Scott Struthers, Ph.D.
President and Chief Executive Officer (Principal Executive Officer)

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